UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2004

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01. REGULATION FD DISCLOSURE

     EaglePicher Holdings, Inc. issued a press release on October 15, 2004 announcing its financial results for the third quarter of its fiscal 2004. A copy of this press release is attached as Exhibit 9.01(c)(i) to this report.

     The information being furnished under Item 7 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01(c) EXHIBITS

     9.01(c)(i) Press Release dated October 15, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER HOLDINGS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER INCORPORATED
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

CARPENTER ENTERPRISES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

DAISY PARTS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER FAR EAST, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER TECHNOLOGIES, LLC
By:	Bradley J. Waters
	Name:	Bradley J. Waters
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER AUTOMOTIVE, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: October 15, 2004

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President